UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2016

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 30, 2017, Plug Power Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the loan and security agreement dated as of December 23, 2016 (the “Loan Agreement”) with NY Green Bank, a Division of the New York State Energy Research & Development Authority (“Lender”), pursuant to which Lender provided to the Company a secured term loan facility in the amount of $25 million, subject to certain terms and conditions.  The Amendment amends certain defined terms and covenants under the Loan Agreement in order to, among other things, permit the Company’s entry into the sale/leaseback agreements with Wells Fargo Equipment Finance, Inc. (“Wells Fargo”) and Generate Plug Power SLB 1, LLC (“Generate”) described below.

On June 30, 2017, the Company entered into a master lease agreement (the “Wells Fargo MLA”) with Wells Fargo to facilitate the Company’s commercial transactions with certain key customers.  Pursuant to the Wells Fargo MLA, the Company leases fuel cell systems and hydrogen infrastructure from Wells Fargo and operates them at certain customer locations.  At June 30, 2017, the total remaining lease payments to Wells Fargo under the Wells Fargo MLA were $13.4 million.

On June 30, 2017, Proton GCI SPV I LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Proton”), entered into an amended and restated master lease agreement with Generate  (the “Amended and Restated Generate MLA”) that amended and restated the master lease agreement the Company had entered into with Generate Capital, Inc. on June 3, 2016.  Pursuant to the Amended and Restated Generate MLA, Proton leases fuel cell systems and hydrogen infrastructure from Generate and then and operates them at certain customer locations.  At June 30, 2017, the total remaining lease payments to Generate under the Amended and Restated Generate MLA were $34.1 million and have been secured by all assets of Proton and a guaranty by the Company coupled with a pledge of the Company’s ownership interest in Proton.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which disclosure is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Title

10.1	Amendment No. 8 to Loan and Security Agreement, dated as of June 30, 2017, by and among Plug Power Inc., Emerging Power Inc., Emergent Power Inc. and NY Green Bank
10.2	Master Lease Agreement, dated as of June 30, 2017, by and between Plug Power Inc. and Wells Fargo Equipment Finance, Inc.
10.3	Amended and Restated Master Lease Agreement, dated as of June 30, 2017, by and between Proton GCI SPV I LLC and Generate Plug Power SLB 1, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: July 21, 2017	By:	/s/ Paul Middleton
		Name:	Paul Middleton
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Title

10.1	Amendment No. 8 to Loan and Security Agreement, dated as of June 30, 2017, by and among Plug Power Inc., Emerging Power Inc., Emergent Power Inc. and NY Green Ban
10.2	Master Lease Agreement, dated as of June 30, 2017, by and between Plug Power Inc. and Wells Fargo Equipment Finance, Inc.
10.3	Amended and Restated Master Lease Agreement, dated as of June 30, 2017, by and between Proton GCI SPV I LLC and Generate Plug Power SLB 1, LLC.